UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 29, 2007

MIDWEST BANC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-13735 (Commission File Number)	36-3252484 (IRS Employer Identification No.)

501 West North Avenue Melrose Park, Illinois (Address of principal executive offices)	60160 (Zip Code)
Registrant’s telephone number, including area code: (708) 865-1053
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On November 29, 2007, Midwest Banc Holdings, Inc. (the “Company”), announced that it had filed a prospectus supplement with the SEC for a proposed offering of 1,400,000 depositary shares each of which represents a 1/100th fractional interest in its Series A Noncumulative Redeemable Convertible Perpetual Preferred Stock (the “Depositary Shares”), plus up to 210,000 additional Depositary Shares pursuant to a 30-day over-allotment option to the underwriters. A copy of the press release issued by the Company is filed herewith as Exhibit 99.1.
     The information set forth above, including the exhibits attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in our filings under the Securities Act of 1933, except as shall be expressly set forth by specific references in such filings.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     99.1 Press Release of Midwest Banc Holdings, Inc., dated November 29, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Banc Holdings, Inc.
November 29, 2007
	By:	/s/Daniel R. Kadolph
Daniel R. Kadolph
Executive Vice President and Chief Financial Officer